Exhibit 10.3

REAFFIRMATION AGREEMENT

Reference is made to the AMENDED AND RESTATED CREDIT AGREEMENT dated the date hereof by and among ACETO CORPORATION, a New York corporation, ACETO AGRICULTURAL CHEMICALS CORPORATION, a New York corporation, CDC PRODUCTS CORPORATION, a New York corporation, ACETO PHARMA CORP., a Delaware corporation, ACCI REALTY CORP., a New York corporation, ARSYNCO INC., a New Jersey corporation, and ACETO REALTY LLC, a New York limited liability company, jointly and severally, (each a "Company" and, collectively, the "Companies'), and JPMORGAN CHASE BANK, N.A., a national banking association (the "Lender") (the "Amended and Restated Credit Agreement") and the Pledge Agreement identified on Annex A attached hereto (the "Pledge Agreement").

Each of the undersigned (a) acknowledges and agrees that the term "Credit Agreement" as used in the Pledge Agreement shall mean and he deemed to refer to the Amended and Restated Credit Agreement, as the same may be further amended, modified, supplemented, extended or renewed from time to time, and (b) confirms to the Lender that the Pledge Agreement to which it is a party is in full force and effect and will remain in full force and effect after giving effect to the Credit Agreement.

Each of the undersigned represents and warrants to the Lender that (a) its execution, delivery and performance of this Reaffirmation Agreement does not and will not violate any provision of applicable law or regulation or that any agreement or instrument to which it is a party and (b) this Reaffirmation Agreement constitutes its legal and valid and binding obligation enforceable against it in accordance with its terms.

This Reaffirmation Agreement may be executed in multiple coimterparts, each of which shall be deemed an original and all of which taken together shall constitute an agreement.

[The Next Page is the Signature Pages

IN WITNESS WHEREOF, the undersigned have executed this Reaffirmation Agreement as of April 23, 2010,

ACETO CORPORATION		ACETO ACRICULTURAL
CHEMICALS CORPORATION

By:	/s/ Vincent Miata
Name: Vincent Miata		By:	/s/ Douglas Roth
Title: President		Name: Douglas Roth
Title: Secretary

CDC PRODUCTS CORPORATION
ACCI REALTY CORP.

By:	/s/ Vincent Miata
Name: Vincent Miata		By:	/s/ Vincent Miata
Title: President		Name: Vincent Miata
Title: President

ACETO PHARMA CORP.
ARSYNCO INC.

By:	/s/ Vincent Miata
Name: Vincent Miata		By:	/s/ Vincent Miata
Title: President		Name: Vincent Miata
Title: President

ACETO REALTY LLC

By:	/s/ Vincent Miata
Name: Vincent Miata
Title: President